Exhibit 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
This First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement (this “Amendment”) dated as of June 24, 2024, is by and among NOBLE FINANCE II LLC, a Delaware limited liability company (the “Company”), NOBLE INTERNATIONAL FINANCE COMPANY, an exempted company incorporated in the Cayman Islands with limited liability and a wholly-owned indirect Subsidiary of the Company (“NIFCO”), as a Designated Borrower, NOBLE DRILLING A/S, a company incorporated under the laws of Denmark having its registered office at Lyngby Hovedgade 85, DK-2800 Kgs. Lyngby, Denmark with CVR no. 32673821 and a wholly-owned indirect Subsidiary of the Company (“Noble Drilling A/S”), as a Designated Borrower, each of the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders.
RECITALS:
WHEREAS, the Company, NIFCO, Noble Drilling A/S, the Administrative Agent and the Lenders and other parties from time to time party thereto have entered into that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of April 18, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
WHEREAS, the Borrowers have requested, and the Lenders party hereto (which constitute Required Lenders) have agreed, to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, to induce the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment, including the introductory paragraph and recitals hereto, has the meaning assigned to such term in the Credit Agreement.
Section 2. Amendment to Credit Agreement.
(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in proper alphabetical order as follows:
“Diamond Offshore” means, Diamond Offshore Drilling, Inc. a Delaware corporation.
“Diamond Offshore Merger” has the meaning set forth in Section 7.5(a)(ix).
“Diamond Offshore Merger Agreement” means, that certain Agreement and Plan of Merger, dated as of June 9, 2024, by and among Noble Parent Company, Dolphin Merger Sub 1,

Inc., Dolphin Merger Sub 2, Inc. and Diamond Offshore, as amended, restated or modified from time to time and for so long as such agreement is in full force and effect and has not been terminated.
(b) Section 7.5(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of Section 7.5(a)(vii), (b) replacing “.” at the end of Section 7.5(a)(viii) with “; and” and (c) adding the following new Section 7.5(a)(ix) which reads as follows:
“(ix) Restricted Payments in an aggregate amount not to exceed $660,000,000 in respect of (x) the cash portion of the transaction consideration and (y) related costs, fees, expenses and Taxes payable by Noble Parent Company in connection with its direct or indirect acquisition of Diamond Offshore pursuant to the Diamond Offshore Merger Agreement (such acquisition, the “Diamond Offshore Merger”), so long as (A) immediately after giving pro forma effect thereto and any concurrent incurrence of Indebtedness, (x) the Consolidated Total Net Leverage Ratio is less than or equal to 2.00 to 1.00 and (y) Liquidity is greater than or equal to $500,000,000, (B) immediately before and after giving effect thereto, no Default or Event of Default has occurred and is continuing and (C) any such Restricted Payment pursuant to clause (x) above is made substantially concurrently with the consummation of the Diamond Offshore Merger in accordance with the terms and conditions set forth in the Diamond Offshore Merger Agreement.”
Section 3. Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 3 is satisfied (such date, the “First Amendment Effective Date”):
(a)    The Administrative Agent shall have executed this Amendment and shall have received duly executed counterparts of this Amendment from the Borrowers and the Required Lenders.
(b)    The Borrowers shall have paid all fees, costs and expenses then due and owing to the Administrative Agent, including, to the extent invoiced two (2) Business Days prior to the First Amendment Effective Date, all reasonable and documented fees and expenses of Simpson Thacher & Bartlett LLP.
(c)    Each representation and warranty of the Company and its Restricted Subsidiaries set forth in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date (unless qualified by materiality or Material Adverse Effect, in which case such representation or warranty shall be true and correct in all respects), except as a result of the transactions expressly permitted under the Credit Agreement or such other Credit

Documents and except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case such representation shall be true and correct in all respects) as of such earlier date.
(d)    No Default or Event of Default shall have occurred and be continuing immediately before or immediately after the First Amendment Effective Date.
The Administrative Agent shall promptly notify the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
Section 4. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
    (a)    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
    (b)    THE PROVISIONS OF SECTION 11.15(b) AND SECTION 11.5(c) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT AS IF EACH HAD BEEN FULLY SET FORTH HEREIN, MUTATIS MUTANDIS.
Section 5. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and each Lender that (a) as of the First Amendment Effective Date, each representation and warranty of the Company and its Restricted Subsidiaries set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the First Amendment Effective Date (unless qualified by materiality or Material Adverse Effect, in which case such representation or warranty is true and correct in all respects), except as a result of the transactions expressly permitted under the Credit Agreement or such other Credit Documents and except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case such representation shall be true and correct in all respects) as of such earlier date and (b) no Default or Event of Default shall have occurred and be continuing immediately before or immediately after the First Amendment Effective Date.
Section 6. Miscellaneous.
(a)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment as such provisions of this Amendment are in effect on and after such date.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or modification of the Credit Agreement or any other Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
(c)    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.
(d)    Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
(e)    Each of the Company, NIFCO and Noble Drilling A/S hereby (i) acknowledges the terms of this Amendment and (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby.
(f)    This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
(g)    Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(h)    THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

NOBLE FINANCE II LLC, a Delaware limited liability company, as the Company and a Borrower

By:    /s/ Brad A. Baldwin
Name:    Brad A. Baldwin
Title:     President and Secretary

NOBLE INTERNATIONAL FINANCE COMPANY, an exempted company incorporated in the Cayman Islands with limited liability, as a Designated Borrower

By:    /s/ Brad A. Baldwin
Name:    Brad A. Baldwin
Title:     President and Secretary

NOBLE DRILLING A/S, a company incorporated under the laws of Denmark, as a Designated Borrower

By:    /s/ Claus Bachmann
Name:    Claus Bachmann
Title:    Chairman

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:     /s/ Arina Mavilian
Name:    Arina Mavilian
Title:    Managing Director

LENDERS:

BARCLAYS BANK PLC,
as a Lender

By:     /s/ Sydeny G. Dennis
Name:    Sydeny G. Dennis
Title:    Director

DNB CAPITAL LLC, as a Lender

By:    /s/ Aleksander Engås
Name:    Aleksander Engås
Title:    Senior Vice President

By:    /s/ Sybille Andaur
Name:    Sybille Andaur
Title:    Senior Vice President

HSBC BANK USA, N.A., as a Lender

By:     /s/ Balaji Rajgopal
Name:    Balaji Rajgopal
Title:    Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Michael Janak
Name:     Michael Janak
Title:     Managing Director

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:    /s/ Karina Rodriguez
Name:     Karina Rodriguez
Title:     Vice President

SPAREBANK 1 SR-BANK ASA, as a Lender

By:    /s/ Stig Horsberg Eriksen
Name:     Stig Horsberg Eriksen
Title:     Director and Head of Energy and Maratime             Industries